
VOICE YOUR FUTURE
DSP GROUP®

ANALYST DAY, 2018

DANIEL AMIR

CORPORATE VP OF BUSINESS DEVELOPMENT & INVESTOR RELATIONS

DSP GROUP ®

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if proven incorrect, could cause DSP Group's results and projections to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact may be deemed forward-looking statements, including statements regarding optimism about our growth prospects; our competitive advantage in various segments such as VoIP, SmartHome and SmartVoice; market expansion of our products for new applications and our ability to capture a higher share of those markets; increase in gross margins for 2018; and resumption of revenue growth in 2018. We do not endorse the financial forecasts of any analysts or comment on them if they differ from our own projections. Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of presentation by DSP Group and are subject to change without notice. Risks and uncertainties that could cause actual results to differ materially include: delays in the introduction of new products; slower than expected change in the nature of the residential communications domain; our ability to develop and produce new products at competitive costs and in a timely manner, including VoIP, SmartVoice, ULE and home gateway products; the possibility that such products may fail to achieve broad market acceptance; the anticipated annual decline of the cordless telephony market and our ability to offset the decline with revenues from new products; our ability to manage costs; and assumptions pertaining to the level of demand for products that incorporate our technologies. For more information regarding the risks and uncertainties that could cause actual results and projections to differ, as well as risks relating to our business in general, see the discussion in the "Risk Factors" section of our most recent Annual Report on Form 10-K and other reports that DSP Group has filed with the U.S. Securities and Exchange Commission. This investor presentation is dated as of February 7th , 2018. We assume no obligation to update any forward-looking statements or financial guidance.

AGENDA

9:00-9:05
Welcome Remarks | Daniel Amir

9:05-9:30
DSP Group Vision| Ofer Elyakim

9:30-10:00
VoIP | Ran Klier

10:00-10:35
Smart Home | Tali Chen

10:35-10:45
BREAK

10:45-11:20
Smart Voice| Yosi Brosh

11:20-11:40
Financial Overview| Dror Levy

11:40-12:00
Management Q&A

12:00-1:00
DEMOS & LUNCH

ANALYST DAY, 2018

OFER ELYAKIM

CEO

DSP GROUP

ADVANCING THE WORLD THRU VOICE

Fabless semiconductor company with over 30 years of voice and communications expertise with market share leadership in key niche product areas.

inflection point reached
product initiatives to drive dynamic growth
confidence in significant long term revenue growth

DSP GROUP

Uniquely Positioned To Thrive in A Voice Centric World

>2 Billion
Voice Processors Shipped to Date


Strong Expertise in Voice Processing Algorithms

- VoIP
- Cordless Phones
- Mobile Devices
- IoT

DSP Group Product Line Segments

Cordless



Cordless Phones



SmartHome



SmartHome



Office



Voice Over IP (VoIP)



SmartVoice



HDClear



|

A leader in SoC for the enterprise VoIP


STRATEGIC
GROWTH
TARGET
20%+

- SoC SAM estimated at $150m
- Focusing on tier 1's, that dominate the market with > 60% share
- Achieved record revenues in 2017 of $35M; Growth to continue in 2018
- VoIP four year revenue CAGR of >40%
- Full SoC portfolio addressing majority of market categories
- #1 VoIP SoC provider with >30% market share
- High Barriers to entry

A leader in SoC for SmartVoice



STRATEGIC GROWTH TARGET
70%

- Enabling Always-On for voice activated world
- low power voice processing, beam forming, far field noise reduction & barge-in
- Analytics & A.I. engines for edge processing
- Comprehensive portfolio of products - covering smartphones, wearables, smart speakers, appliances to smart assistants
- SmartVoice is shipping to >8 different OEMs for non-smartphone applications
- Proven leadership in voice control solutions to the smartphone, wearable and smart speaker markets

DSP GROUP

Smart Home - A leader in IoT for HGW and Connectivity


STRATEGIC
GROWTH
TARGET
15%

- DECT ULE gaining momentum as a standard that offers superior range, higher reliability and better security
- DECT in Home Gateways provides an infrastructure for IoT in homes
- Voice in IoT is gaining momentum – ULE is a perfect match
- ULE stands out as the prevailing technology for Indoor IoT
- Winning Strategic tier 1 Service Providers will significantly enhance DECT ULE deployment

DSP GROUP

A legacy cordless business that generates cash


Revenue
Decline
15-20%

- Leading market share with >70% of the DECT market
- Cordless telephony declining as smartphones take over
- Solid cash flows funding new product initiatives
- Potential opportunity to include DECT telephony in smart assistant devices

New Products Revenues Growth Drives Improved Gross Margin



88%
12%
85%
15%
79%
21%
72%
28%
67%
43%
54%
46%
>50%
2012
2013
2014
2015
2016
2017
2018E
New Products (% of Revenues)
Cordless (% of Revenues)



37.8%
39.8%
40.1%
41.7%
44.3%
46.5%
12%
15%
21%
28%
43%
46%
2012
2013
2014
2015
2016
2017
Gross Margins
New Products (% of Revenues)

Turning the corner to revenue growth ($MM)

Growth of new initiatives to outpace the decline of our legacy cordless telephone business in 2018



142
144
138
125
126-130
2014
2015
2016
2017
2018E

New product segments are on a promising trajectory to drive strong revenue growth and margin expansion

DSP GROUP

Key Takeaways - Analyst Day 2018



01 Reached an inflection point, new initiatives expected to account for > 50% of revenues

02 Exciting position and momentum in three dynamic industries

03 Established franchise businesses in three highly valuable and thriving markets

04 Strong momentum across our new product initiatives to drive dynamic revenue growth

05 Well positioned for significant long term revenue growth and margin expansion

DSP GROUP


www.dspg.com
THANK YOU
DSP GROUP

ANALYST DAY, 2018

VoIP

Ran Klier – Corporate Vice President VoIP

DSP GROUP®

Enterprise VoIP Characteristics

Unified Communications and Collaboration

Productivity Tool

Constant Evolution of new use cases



|

VoIP SAM* and Unit Volume**


5%
Market growth
35
40%
CAGR
2013
2014
2015
2016
2017
2018E
2019E
2020E
DSPG IP Terminal Volume [M]
Total IP Terminal [M]

* Addressable market, including IP phones, video phones, IP and Enterprise DECT base stations, 1-4-port ATA's
** Chipset may include number of chips per unit: digital, analog, DECT... Not counting DECT handsets chipsets (est. 2M/4M)

Market Segments and Trends

>40%

Enterprise Voice & Video over IP phones

- Slow decline 1-3%
- High quality desktop phone is still demanded in the UC era. High-end Android phones emerge for voice, chat, and collaboration apps

<40%

IP phones in the SMB/SIP phones

- +10% YoY growth
- Strong push of hosted SIP & cloud UCaaS by the operators and ITSP's

~5%

Room conferencing phones

- Flat growth
- lower-end segment emerging for SMB and huddle rooms for open workspaces

~10%

Cordless IP systems

- 0-5% growth
- DECT based handsets and headsets, growing with SMB due demand for mobility and ease of deployment

~5%

1~8-port ATA (Analog Telephone Adapter)

- Flat growth
- demand in SMB for analog phone/fax; New opportunities of cloud-to-phone-line voice bridging

Emerging

New and vertical markets

- >10% growth
- Demand for higher quality voice in IP door phone and intercom markets
- Growing categories of IoT hubs and smart assistants

|

DSP GROUP

DSP Group VoIP Market Footprint



- #1 VoIP SoC provider with >30% market share
- Growing share at enterprise communications tier 1's
- Growing fast with hosted SIP phone leaders
- High demand for DECT in SMB, entry-level voice conferencing and new ATA solutions
- Expanding into residential VoIP-Cloud bridging

CISCO AVAYA Alcatel-Lucent Yealink GRANDSTREAM snom Panasonic Gigaset SAMSUNG kt Vonage amazon

|

DSP GROUP

Product Categories

Video & Media Phone



Enterprise IP Phone



SIP Phone



Conferencing Phone



IP-DECT Mobility System



ATA and Voice Bridge



IP Intercom, Door Phone, Verticals



VoIP SoC Product Portfolio

Specifically designed for the IP Terminal Markets. All solutions are based on dual ARM™ core architecture and running the same Linux software SDK. Most comprehensive SoCs for the enterprise terminal market


DVF97
DVF9918
DVF9929
DVF9919
DVF101
DVF1100

|

Competitive Snapshot

IP Phones	Full coverage of all low-to-high-end market segments, cost effectively
Video Phones	Providing superior voice package and proven SDK, including Google Android framework by a partner
ATA Devices	Mature software SDK with complete set of features
Conferencing Phones	Good coverage with SoC's running own and 3rd party algorithms
Voice Technology	Years of development and accumulated experience
Mobility	DECT is the winning technology for high-quality enterprise voice mobility
Full system solution	Eco-system of partners for connectivity, software development and manufacturing
Market focus	Dedicated ASSP's, R&D and support for shortest customer development cycles

DSP GROUP

Competitive Advantage

- Market focus
- Complete ASSP's portfolio
- Superb voice algorithms
- System cost optimization
- Voice mobility with DECT
- Mature & complete software
- Dedicated R&D and customer support
- Eco-system of partners for complete product solution

|

DSP Group VoIP Revenues ($MM)


14
22
27
35
38-44
2014
2015
2016
2017
2018E

|

Key Takeaways

01 Gaining Market Share at a CAGR of +20%

02 Sustainable Competitive Advantages

03 Complete Technology Portfolio

04 Traditional Markets are Changing – constant evolution of new use cases

05 Emerging Opportunities in IoT hubs, IP door phones and voice assistants

DSP GROUP


THANK YOU
DSP GROUP

ANALYST DAY, 2018

SmartHome (ULE and Gateways)

Tali Chen – Corporate VP for SmartHome and Chief Evangelist

DSP GROUP

ULE Makes a Difference

STANDARD

Worldwide Presence

110 countries worldwide

Global Standard

ETSI Standard

>100 members ULE Alliance

Multi-vendor implementation

Certification program

DECT GWs Install Base

ULE firmware included

Same hardware

Concurrent telephony


IoT

ULE Alliance Members (Total 130, shown 80)

PROMOTER & CONTRIBUTOR

ADOPTER

Home Gateways – The shift to IoT

Past

Service Providers installed DECT into Home Gateways for providing HD voice for cordless phone

Present

Service Providers installing DECT into Home Gateways in order to function as an IoT hub for future IoT deployment by the service provider


Telstra
Sunrise
TP-LINK
TURKCELL
Deutsche Telekom
COMCAST
swisscom
iinet
ooma
O2
free
kt

|

DSP GROUP

ULE Makes a Difference

BENEFITS

Star Topology	Superior range	Interference-free band	Secured	Ultra-low power
Less devices	70m indoor	Dedicated licensed band	AES128-CCM Authentication & Encryption	Years of battery life
Simpler deployment	600m outdoor	No WiFi/BT/BLE contention		1.5uA hibernation
Simpler maintenances	>120dB link budget			



|

Interference Free Frequency Band



s-net
M-Bus
enocean
ONE NET
ZWAVE
INSTEON
KNX
ULE
Wi Fi
ANT+
Microwave Oven
Bluetooth
USB
2.4 GHz
WDCT Phones
WirelessHART
ZigBee
Spectrum
868 MHz (EU)
915 MHz (US)
1900 MHz
2400 MHz

|

Superior Outdoor Range


ULE
ZigBee, WiFi
Z-Wave
BT
range in meters
50
100
200
300
400
500

DSP GROUP

Indoor (Home) Range Test

Steel, reinforced concrete ceilings/floors


12.0m
Simon
Library
Attic
Moshe
1st Floor
Noah
Dining Room
ULE
Kitchen
Stairs
Main Floor
Den
ZigBee
C
Avital Basement
Ground
3.0m
3.0m
3.0m
15.0m
TP

|

ULE Makes a Difference

VOICE & VIDEO

Voice Legacy	Voice Enriched	Visual Monitoring
Guaranteed QoS	Two-Way voice	1.152Mbps bitrate
Voice algorithms	Voice announcements	Video enriched security services
HD voice codecs	Voice activation	Up to 20FPS@VGA, 10FPS@720p
Integrated Mic., speaker PA	Voice command	Improved Video range



DSP GROUP

ULE Market Verticals and Focus



Security



Healthcare (Elderly)



Industrial



Smart Home



Smart Appliances

One Stop Shop for IoT/ ULE Solutions

Leading Suppliers and Partners are integrating ULE into their Portfolio

Best-in-class SoC and modules for multifunctional sensors



smarte, SERCOMM, LEEDARSON, Panasonic, Crow, EUROtronic, SGW Global, LG Innotek, CCT, vtech, Climax

Cloud service solutions with partners

mios, GREENWAVE SYSTEMS, roc connect, soft at home

Highly- Integrated SoCs for OTTs and Home Gateways



ZTE中兴, TP-LINK, ADB, HUAWEI, ARRIS, arcadyan, SAGEMCOM, SERCOMM

|

DSP GROUP

Competitive Advantage

Combination of SmartVoice and ULE Creates New Offering

- Detection of Voice wake-up word
- Detection of Voice commands locally
- Battery operated device
- Low cost
- Interference free spectrum range
- Wide range
- Can control Wifi



ULE
Control
Audio
SmartVoice
Audio/Voice
SoC

|


verisure
ALARMS WITH IQ
LARM
verisure



Deutsche Telekom

MEDIA | 05-16-2017

Deutsche Telekom is making 1.2 million German households smart every year

Share   Read out



- New Speedport Smart router now controls Deutsche Telekom's German end-customer offer Magenta SmartHome
- Magenta SmartHome Basic contains many features free of charge
- New Deutsche Telekom design line for devices with the DECT ULE cordless standard

Telo Gateway is ULE enabled!

DECT add-ons like FXS adaptor, headset, and pendant

Launched smart home offering at CES including door/window, motion and water sensors

ULE based home automation system launch announced at CES '17



Easy wireless installation anywhere in your home



Ooma Telo Named Editor's Choice by PC Mag

Easy setup, clear voice quality, user-friendly Web interface, and low cost distinguish Ooma

Palo Alto, CA - Thursday, August 6th, 2015

HKT



Smart Living™

HOWDENS JOINERY CO.

ULE UltraLowEnergy

UK's largest manufacturer and supplier of fitted kitchens, appliances and joinery products from local stock

Will equip every kitchen with ULE Hub starting Q2'18



DSP GROUP

Benchmarking Vs. Competition - SmartHome

Criteria	ULE	ZigBee	Z-wave	BLE	Wi-Fi
Range	●	◕	◑	◔	◕
Fidelity	●	◑	◕	◑	◑
Security (privacy)	●	◑	◑	◕	◕
Video	◑	○	○	◔	●
Voice	●	○	○	○	●
System cost	●	●	●	◕	◑

DSP GROUP

SmartHome Revenue Growth ($M)


15.5
17.6
16.8
17.6
18-20
2014
2015
2016
2017
2018E



|

Key Takeaways

01 DECT ULE provides benefits over other technologies

02 DECT ULE offering of Voice+Video is unique

03 DSPG can leverage expertise of SmartVoice + ULE and VoIP + ULE

04 Gaining traction with service providers for SmartHome

05 Strong install base with home gateways DSP Group expects a revenue CAGR of +15% going forward


THANK YOU
DSP GROUP

ANALYST DAY, 2018

SmartVoice

Yosi Brosh – Corporate VP of SmartVoice

DSP GROUP®

The User Interface that will lead the Future


Why
Voice?

- Natural, Intuitive & Personalized
- Hands-free, Eyes-free interactions
- Device-free
- Cost/Small Form Factor

DSP GROUP

Well Positioned to Thrive in a Voice Activated World

- Over 30 years of Voice DSP experience. More than 2.5 Billion Voice Processors Shipped to Date
- Years of proven experience and investment in voice processing algorithms
- Capabilities include low power voice processors, noise cancellation, speech recognition, AEC, etc.
- "Always On" Voice portfolio addresses mobile, wearable and home markets



SmartVoice Market Verticals and Focus



SmartPhones



Wearable



Automotive

Tablets



Smart Assistant



Remote Control





Smartspeakers



IoT



Smart Appliances

Solutions for Android Smart Phones



Key Values of DSPG Solution

- Power consumption, form-factor, Performance, Cost, fast TTM

Market Trends

- Always-on Voice is becoming a required feature in many smartphones
- Integrating voice activation is moving from high end to mid range phones

Android Smartphones (MM Units)


2020E
1496
2019E
1408
2018E
1320
2017E
1232
2016
1144

Source: Gartner; DSP Group

Solutions for Android Tablets



Key Values of DSPG Solution

- Performance, Voice Processing algorithms, Cost, form-factor

Market Trends

- Tablet market is slow growth and players are looking for product differentiation
- Some vendors are integrating voice commands also in mid range Tablets

Android Tablets (MM Units)


2020E
149
2019E
146
2018E
144
2017E
142
2016
141

Source: Strategy Analytics; DSP Group

Solutions for Wearables





Wearables (MM Units)
2020E
411
2019E
338
2018E
241
2017E
172
2016
123

Source: CCS insight

Key Values of DSPG Solution

- Power consumption, Cost, form-factor, Performance, Voice Processing algorithms

Market Trends

- Market size (2020) is split – Fitness trackers (43%), Smartwatches (25%), Eyewear (25%) and Wearable cameras (7%).
- Early Adaptors for Voice – Smartwatches, Wearable Cameras
- Major players: Many tier 1 OEMs in the watch/VR/AR/wearable camera categories though most segments are dominated by few players

|

Solutions for Wireless Speakers





Wireless Speakers (MM Units)
2020E
101
2019E
84
2018E
70
2017E
58
2016
50

Source: WISA and DSP Group

Key Values of DSPG Solution

- Performance, Voice Processing algorithms, Power consumption, Cost

Market Trends and Factors

- Voice activation will become a standard in this market. Estimates are that by 2020 – 30% of the market will be voice activated compared to <10% today
- Majority of wireless speakers will be voice activated by 2022
- The sector is feeling threatened from the world of smart assistants like Echo and Google Home given the "overlap" in functionality

Solutions for Smart Assistants



Key Values of DSPG Solution

- Performance, Voice Processing algorithms, Power consumption, Cost

Market Trends and Factors

- The market is dominated by Amazon with over 70% share. Estimates for Echo units sold in 2020 range from 60-90M. Share likely to decline with the entrance of other platforms into the market
- Amazon Alexa has > 15,000 skills and Voice Aps. Google Assistant has >500
- China will become a growing industry for Smart Assistants with products to come out of Baidu, Alibaba and others
- New application types within smart assistants like Echo Show are developing

Smart Assistants (MM Units)


2020E
120
2019E
90
2018E
42
2017E
24
2016
6

Source: Strategy Analytics; DSP Group

|

DSP GROUP

DSPG SmartVoice Audio/Voice SoC Solutions

- **Low Power SoCs** - A family of Power-optimized SoCs with integrated Codecs implementation for Always-On voice, ideal for low BOM cost, battery operated devices and faster time to market
- **Small footprint and package** – One of the smallest SoCs in the industry, ideal for smartphones, wearables and IoT devices
- **Local wake-up word detection**. Identification of Voice wake-up word and of Voice commands locally. Firmware integrated with Sensory THF, Google Hotword, Samsung Bixby, and Nuance ASR
- **Superior Voice Engine** - Superior Voice Engine to support superior near, mid and far field voice activation
- **Best in class Algorithms** – Broad Algorithms capability that include barge-in, beam-forming, Noise Reduction, AEC and integration with ASR. Handle Voice queries.
- **Artificial Intelligence** - Inclusion of artificial intelligence engines to deep learning algorithms to run efficiently on HW



DSP GROUP

Voice Recognition in Battery Powered Devices

Key Ingredients

Natural User Interface
- Always-on Voice
- Noise Reduction (near & far)
- Barge-in
- ASR with Large Vocabulary
- Bi-directional Voice/Audio
- Acoustic Design

Low Power
- Cost Effective Battery
- Portable / Wearable
- Green

Attractiveness / Cost
- Low Cost
- Stylish Design
- Interoperability

Quality of Service
- Reliable Wireless Link
- Low Latency
- High Quality Sampling Rate
- Processing Power

The Next Frontier in Voice - Artificial Intelligence

Adding AI to Voice recognition in edge devices will change the way we behave and interact with our devices

Use cases

- Intuitive Dialog
- Artificial ear
- Voice Biometrics
- Voice + Visual Analytics
- Environment sensing
- Enterprise Voice-activated Chatbots

DSP Group has the technology to address AI

Industry examples

- Augmenting Human customer service
- Changing doctor interaction
- Alerting Machine maintenance
- Improving e-commerce search experience



Challenges for Integration Voice Interface in Different Devices



Different processor capabilities

Amount of available memory

Microphones and speakers support

Acoustic designs constrains

DSP Group has shown success in SmartVoice

The company has been able to diversify its revenue base in 2017 beyond smartphones



Tablet
Tier 2 Tablet Company
IoT
Toy Company
Wearable
SAMSUNG
GoPro
Smart Speaker
LIBRE
3 leading speaker companies
PRIMAX
HARMAN
Smartphone
SAMSUNG
Tier 1 Smartphone OEM

|

DSP GROUP

Competitive Advantage

Power and Design	Very Low Power and small chip size, effective DSP subsystem architecture
Software	Family of advanced algorithms that are tunable to customer use
Performance	Ability to maximize local and cloud ASR engine's performance under challenging high-volume/reverberant/far-field conditions sitting on embedded processor
Customer Support	Customer focused organization with high levels of support
Product Portfolio	Flavor of different processors that address different end markets
Market Expertise	Deep expertise in Voice. Few companies have 30+ years of experience in the space

|

DSP Group SmartVoice Revenues ($MM)


16
5
11-16
2016
2017
2018E

|

DSP GROUP

Key Takeaways

01 Voice user interface is a large and growing market

02 Well positioned to grow

03 Barriers to entry exist as it requires both silicon design and Software expertise

04 Achieved revenue diversification in 2017; Continue in 2018

05 Expect significant revenue growth in 2018 and beyond

|


THANK YOU
DSP GROUP

ANALYST DAY, 2018

DROR LEVY

CFO

DSP GROUP

New Products Revenues Growth Drives Improved Gross Margin



88%
85%
79%
72%
67%
54%
>50%
12%
15%
21%
28%
43%
46%
2012
2013
2014
2015
2016
2017
2018E
New Products (% of Revenues)
Cordless (% of Revenues)



37.8%
39.8%
40.1%
41.7%
44.3%
46.5%
12%
15%
21%
28%
43%
46%
2012
2013
2014
2015
2016
2017
Gross Margins
New Products (% of Revenues)

|

What Drives our Gross Margins ?

- New Products have higher Gross Margins than our Cordless Business
- Increasing business in SmartVoice is favorable to Gross Margins
- Improving product mix within our segments towards higher Gross Margins products
- Improved efficiency in inventory management



SmartHome
Increasing IoT business that is driven by operators
SmartVoice
Expansion of revenue base beyond SmartPhones
VoIP
Movement to address the high-end of the market that includes video, conferencing systems

|

Focused on Profitability ($M)



$16.5
$12.2
$10.4
$8.5
$9.8
$8.8
$7.8
$4.6
$8.0
$8.5
$7.3
$3.9
2014
2015
2016
2017
Net Income
EBITDA
Operating Cash Flow

|

Focused on Cash Flows

Free Cash Flows
Last Five Years (US $)
Total: $53.1M

Total Cash Position as of
December 31st, 2017 (US $):
$129M, No Debt



$12.1M
$9.0M
$9.9M
$14.4M
$7.7M
2013
2014
2015
2016
2017

* Cash flows from operations minus Capex

Shareholder Friendly Approach

Share Buyback
Last Five Years (US $)
Total: $44.6M



$3.4M
$12.8M
$13.2M
$10.7M
$4.5M
2013
2014
2015
2016
2017

|

Target Model

	Revenues	Non-GAAP Gross Margin	Non-GAAP R&D	Non-Gaap Operating expenses	Non-Gaap Operating Margin
2017	$124.8M	46.5%	27%	44%	2%
Near term	5%-10% growth	48%-50%	22%-26%	37%-43%	7%-13%
Long term	10%-15% growth	50%-55%	15%-20%	25%-30%	15%-20%

|

DSP GROUP

Q1 2018 Quarterly Guidance

(Non GAAP)

Revenues	Gross Margins
$27M-$29M	46%-49%
OpEx	**LPS**
$13.5M-$15M	$(0.01)-$(0.03)



|

Key Takeaways - Financials



01 DSP Group has turned the corner and expects revenue growth in 2018

02 Record Proforma Gross Margins in 2017 of 46.5% and expect positive trend to continue to 2018

03 Focused on improving profitability

04 Financially disciplined and shareholder friendly

05 DSP Group long term financial model of 15% revenue growth and 20% Operating Margins Non-GAAP



www.dspg.com

THANK YOU